UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 22, 2019 (March 22, 2019)
Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES CORP.
(Exact Name of Company as Specified in its Charter)

MARYLAND	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue, Suite 130, Lake Success, NY 11042
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
¨    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR     240.14d-2(b))
¨    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR     240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek Business Services Corp.’s (“Newtek” or the “Company”) beliefs, expectations, intentions or strategies for the future, may be forward-looking statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the Securities and Exchange Commission.  Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.
Item 8.01     Other Events.

Newtek Business Services Corp. (the “Company”) learned today that five former employees of its portfolio company ADR Partners, LLC dba banc-serv Partners, LLC (“banc-serv”), were taken into custody in connection with the previously disclosed federal investigation of what the Company believes to be pre-acquisition conduct of certain former banc-serv employees.  As previously disclosed, subsequent to the Company closing on its $5.4 million investment in banc-serv, banc-serv was served with a search warrant by the Federal Bureau of Investigation at banc-serv offices in Westfield, Indiana. Banc-serv has cooperated fully with the authorities during the investigation.  Moreover, following the execution of the FBI search warrant, outside counsel was retained to conduct an investigation and as a result of that investigation, the Company believes that the alleged conduct pre-dated the Company’s investment in banc-serv. As of December 31, 2018, the fair valuation of banc-serv was $0.00 and presently, banc-serv has no employees.  Beginning in 2018, banc-serv’s customers were provided with the opportunity of contracting the services of another lender service provider portfolio company of the Company.  As of March 15, 2019, the majority of banc-serv’s active customers had availed themselves of this option.  While the outcome of this situation cannot at this time be predicted with certainty, the Company does not expect that the matter will materially affect the Company’s financial condition or results of operations.

The information in this report, including all exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.
SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES CORP.

Date: March 22, 2019         /s/    Barry Sloane
Barry Sloane
Chairman of the Board and Chief Executive Officer